Prospectus supplement dated November 12, 2013
to the following prospectus(es):
Nationwide Future Executive VUL prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective November 12, 2013, the following revisions have been made to the prospectus to add clarifying disclosure:
1. The In Summary: Fee Tables section is amended to replace the Policy Loan Interest Charge section of the Periodic Charges table with the following:
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Policy Loan Interest Charge[7]	Annually
Maximum:		3.50% of outstanding policy loan
Currently:		2.80% of outstanding policy loan
[7]	Currently, the effective annual interest rate charged on Indebtedness is 2.80% for the first ten policy years and 2.00% thereafter. The Policy Loan Interest Charge and policy loan interest credited is described in more detail in Policy Loans.
2. The Policy Loans section is amended to replace the first paragraph of the Interest Charged section with the following:
Nationwide charges interest against policy Indebtedness. Indebtedness is the total amount of all outstanding policy loans, including principal and compounded interest due. The maximum interest rate Nationwide may charge against Indebtedness is 3.50% per annum, see In Summary: Fee Tables for current interest charged rates. Rates may change and may vary by policy year. Currently, the effective annual interest rate charged on Indebtedness is 2.80% for the first ten policy years and 2.00% thereafter. Policy loan interest charges may provide revenue for risk charges and profit.
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